[Logo]                                            ANNUAL REPORT, MARCH 31, 1998
                                                  AMERICAN GAS INDEX FUND, INC.
                                 4922 FAIRMONT AVENUE, BETHESDA, MARYLAND 20814
                                                  (800) 622-1386 (301) 657-1510

--------------------------------------------------------------------------------
Dear Shareholders:
The net asset value of the American Gas Index Fund, Inc. (the "Fund") increased from $14.84 at the beginning of the Fund's fiscal year to $18.59 at the end on March 31, 1998. In addition, during this period, the Fund declared regular dividends of 47 cents per share and a capital gain distribution of 12 cents per share. The resulting fiscal year total return is 29.62%. Over ninety percent of the Fund's holdings, including all of the ten largest increased in value.
During the fiscal year, several new names in the Fund's portfolio are the result of finalization of previously reported mergers, acquisitions and restructurings. The major changes include:

OLD LISTING                      NEW LISTING
-------------------------------  ---------------------------
Brooklyn Union                   Keyspan Energy Corp.
Delmarva Power and Light Co.     Connectiv, Inc.
ENSERCH Corp.                    Texas Utilities Co.
NorAm Energy Corp.               Houston Industries, Inc.
Pan Energy Corp.                 Duke Energy Corp.
Public Service Co. of Colorado   New Century Energies, Inc.

Other changes were the result of gas properties being purchased, such as KN Energy buying Occidental Petroleum's Midcom Pipeline, Atmos Energy acquiring United Cities Gas Co. and ONEOK, Inc. taking over Western Resources gas utility operations.
The robust performance of the Fund during this period was attributed to several positive influences. Growth in natural gas utilization was stressed by private sector and government

                  TOP FIVE PERFORMERS
       (PRICE CHANGE: YEAR ENDED MARCH 31, 1998)
Commonwealth Energy System Co.                    91.02%
Essex County Gas Co.                              90.21%
New York State Electrical and Gas Corp.           84.39%
MDU Resources Group, Inc.                         71.55%
Rochester Gas and Electric Corp.                  71.05%

                 BOTTOM FIVE PERFORMERS
       (PRICE CHANGE: YEAR ENDED MARCH 31, 1998)
Virginia Gas Co.                                  -21.80%
Southwestern Energy Co.                           -20.56%
Sonat, Inc.                                       -20.18%
Citizens Utilities Co., Series B                  -11.05%
SEMCO Energy, Inc.                                - 8.78%

                            TOTAL RETURN COMPARISON
                          (YEAR ENDED MARCH 31, 1998)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           Dow Jones
American Gas Index Fund    Dow Jones Industrials           Utilities    S&P 500
29.62%                                    34.67%              34.52%     48.00%

 The average annual total return was 29.62% for the one-year period, 12.89% for the five-year period, and 11.86% for the period 5/10/89 (inception) through March 31, 1998. Returns are historical and include changes in principal and reinvested dividends and capital gains. Your return and principal will vary and you may have a gain or loss when you sell shares.

analysts in spite of the negative impact of the El Nino winter on the seasonal heating load. They also emphasized the low emission and high efficiency attributes of natural gas in response to concerns regarding air quality, global warming and worldwide economic competitiveness.
Looking ahead, industry's desire to generate electricity close to the point of use with small power plants, called distributed power, is growing, and gas is the preferred fuel. In addition, several aging nuclear plants are being decommissioned and hydropower expansion is losing environmental support. These developments provide excellent opportunities for new gas-fired units. Other potential sources of increased demand result from technological developments in gas-fueled climate control, power generation and fleet vehicles. Also, the stock markets' record gains have made many investment advisors cautious and starting to suggest natural gas stocks as a flight-to-quality refuge. Merger and acquisition activity should continue to be an important influence on the value of the Fund's portfolio.
The future of the natural gas industry seems bright. With gas supply and delivery capacity expanding to meet growing demand, the Fund's holdings should appreciate and financially reward Fund investors.
Sincerely,

                [SIG]
Richard J. Garvey
Chairman
American Gas Index Fund, Inc.

                         AMERICAN GAS INDEX FUND, INC.
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1998

                                                   MARKET VALUE    PERCENT OF
                                          SHARES     (NOTE 1)      NET ASSETS
                                          -------  -------------   ----------
COMMON STOCKS
The Williams Companies, Inc. ...........  375,000  $ 12,000,000       4.91%
Duke Energy Corp. ......................  200,000    11,912,500       4.88
El Paso Energy Co. .....................  160,000    11,290,000       4.62
Consolidated Natural Gas Co. ...........  195,000    11,249,062       4.60
The Coastal Corp. ......................  162,000    10,550,250       4.32
Enron Corp. ............................  225,000    10,434,375       4.27
The Columbia Gas System, Inc. ..........  130,000    10,107,500       4.14
P G & E Corp. ..........................  295,000     9,735,000       3.98
Pacific Enterprises ....................  235,000     9,590,937       3.92
Houston Industries, Inc. ...............  270,000     7,762,500       3.18
MCN Energy Group, Inc. .................  160,000     5,980,000       2.45
NICOR, Inc. ............................  125,000     5,281,250       2.16
Sonat, Inc. ............................  120,000     5,220,000       2.14
KN Energy, Inc. ........................   85,400     5,043,938       2.06
Keyspan Energy Corp. ...................  115,000     4,175,938       1.71
National Fuel Gas Co. ..................   85,000     3,995,000       1.63
CMS Energy Corp. .......................   75,000     3,520,312       1.44
Consolidated Edison Co. of New York,
  Inc. .................................   75,000     3,506,250       1.43
Peoples Energy Corp. ...................   95,000     3,455,625       1.41
AGL Resources, Inc. ....................  155,000     3,332,500       1.36
Washington Gas Light Co. ...............  120,000     3,285,000       1.34
Public Service Enterprise Group,
  Inc. .................................   80,000     3,030,000       1.24
Questar Corp. ..........................   70,000     2,909,375       1.19
Piedmont Natural Gas Co., Inc. .........   80,000     2,780,000       1.14
ONEOK, Inc. ............................   65,000     2,648,750       1.08
NIPSCO Industries, Inc. ................   90,000     2,520,000       1.03
Atmos Energy Corp. .....................   85,000     2,518,125       1.03
NGC Corp. ..............................  150,000     2,193,750       0.90
WICOR, Inc. ............................   45,000     2,176,875       0.89
New Century Energies, Inc. .............   42,500     2,140,937       0.88
Indiana Energy, Inc. ...................   61,700     1,877,994       0.77
Equitable Resources, Inc. ..............   55,000     1,828,750       0.75
Puget Sound Energy Co. .................   61,000     1,719,438       0.70
Northwest Natural Gas Co. ..............   60,000     1,687,500       0.69
UtiliCorp United, Inc. .................   40,000     1,577,500       0.65
Texas Utilities Co. ....................   40,000     1,572,500       0.64
New Jersey Resources Corp. .............   40,000     1,567,500       0.64
Southwest Gas Corp. ....................   75,000     1,565,625       0.64
Eastern Enterprises ....................   35,000     1,505,000       0.62
Bay State Gas Co. ......................   37,500     1,413,281       0.58

                         AMERICAN GAS INDEX FUND, INC.
                      STATEMENT OF NET ASSETS (CONTINUED)

                                                   MARKET VALUE    PERCENT OF
                                          SHARES     (NOTE 1)      NET ASSETS
                                          -------  -------------   ----------
COMMON STOCKS (CONTINUED)
Cinergy Corp. ..........................   37,500  $  1,387,500       0.57%
Northern States Power Co. ..............   22,500     1,327,500       0.54
MDU Resources Group, Inc. ..............   35,000     1,305,938       0.53
Baltimore Gas and Electric Co. .........   37,500     1,225,781       0.50
Enova Corp. ............................   42,500     1,187,344       0.49
Laclede Gas Co. ........................   46,000     1,152,875       0.47
Pennsylvania Enterprises, Inc. .........   45,300     1,143,825       0.47
Public Service Co. of North Carolina,
  Inc. .................................   55,000     1,127,500       0.46
Southern Union Co.* ....................   44,625     1,071,000       0.44
Long Island Lighting Co. ...............   30,000       945,000       0.39
PECO Energy Co. ........................   42,500       940,312       0.38
Wisconsin Energy Corp. .................   30,000       920,625       0.38
MidAmerican Energy Holdings Co. ........   40,000       907,500       0.37
The Montana Power Co. ..................   25,000       901,563       0.37
Energen Corp. ..........................   40,000       880,000       0.36
TECO Energy ............................   30,000       847,500       0.35
South Jersey Industries, Inc. ..........   28,200       837,188       0.34
NUI Corp. ..............................   30,000       821,250       0.34
New York State Electric and Gas
  Corp. ................................   20,000       797,500       0.33
Citizens Utilities Co., Series B .......   75,000       792,188       0.32
Connecticut Energy Corp. ...............   25,000       768,750       0.31
North Carolina Natural Gas Corp. .......   28,200       763,163       0.31
Colonial Gas Co. .......................   25,000       717,188       0.29
UGI Corp. ..............................   25,000       706,250       0.29
Commonwealth Energy System Co. .........   17,000       677,875       0.28
Yankee Energy System, Inc. .............   27,500       675,469       0.28
Rochester Gas & Electric Corp. .........   20,000       650,000       0.27
CTG Resources, Inc. ....................   25,000       642,187       0.26
Illinova Corp. .........................   20,000       603,750       0.25
SEMCO Energy, Inc. .....................   35,000       590,625       0.24
DPL, Inc. ..............................   30,000       585,000       0.24
L G & E Energy Corp. ...................   22,500       580,781       0.24
Public Service Co. of New Mexico .......   22,500       549,844       0.23
WPL Holdings, Inc. .....................   12,500       421,094       0.17
WPS Resources Corp. ....................   12,500       416,406       0.17
EnergySouth, Inc. ......................   16,000       377,000       0.15
Providence Energy Corp. ................   17,000       355,937       0.15
Orange and Rockland Utilities, Inc. ....    7,500       336,562       0.14
Niagara Mohawk Power ...................   25,000       325,000       0.13
SIGCORP, Inc. ..........................   10,000       319,375       0.13
Connectiv, Inc. ........................   13,000       285,187       0.12

                         AMERICAN GAS INDEX FUND, INC.
                      STATEMENT OF NET ASSETS (CONTINUED)

                                                   MARKET VALUE    PERCENT OF
                                          SHARES     (NOTE 1)      NET ASSETS
                                          -------  -------------   ----------
COMMON STOCKS (CONTINUED)
Central Hudson Gas and Electric
  Corp. ................................    6,500  $    283,562       0.12%
Essex County Gas Co. ...................    6,000       276,750       0.11
EnergyNorth, Inc. ......................    9,000       260,438       0.11
Southwestern Energy Co. ................   22,000       233,750       0.10
Sierra Pacific Resources ...............    6,000       225,375       0.09
Chesapeake Utilities Corp. .............   10,000       183,750       0.08
The Berkshire Gas Co. ..................    7,500       181,875       0.07
Fall River Gas Co. .....................   11,000       178,063       0.07
Roanoke Gas Co. ........................    7,500       166,875       0.07
National Gas and Oil Co. ...............   15,300       153,956       0.06
Entergy Corp. ..........................    5,000       148,750       0.06
Valley Resources, Inc. .................   12,000       133,500       0.05
Delta Natural Gas Co., Inc. ............    6,500       108,875       0.04
Corning Natural Gas Corp. ..............    4,500        90,000       0.04
Energy West, Inc. ......................    7,500        65,625       0.03
Virginia Gas Co. .......................    7,500        57,188       0.02
Minnesota Power and Light Co. ..........    1,000        42,500       0.02
                                                   -------------   ----------
Total Common Stocks (Cost
  $120,892,534) ........................            225,319,001      92.20
                                                   -------------   ----------

REPURCHASE AGREEMENT

With PaineWebber dated 3/31/98, at 5.75%
  to be repurchased at $18,203,007 on
  4/1/98, collaterized by U.S. Treasury
  Notes due 8/15/98 (Cost
  $18,200,100) .........................             18,200,100       7.45
                                                   -------------   ----------
TOTAL INVESTMENTS (COST
  $139,092,634) ........................            243,519,101      99.65
OTHER ASSETS LESS LIABILITIES ..........                848,619       0.35
                                                   -------------   ----------
NET ASSETS (NOTE 5) ....................           $244,367,720     100.00%
                                                   -------------   ----------
                                                   -------------   ----------
NET ASSET VALUE PER SHARE (BASED ON
  13,147,754 SHARES OUTSTANDING) .......                 $18.59
                                                   -------------
                                                   -------------

                             *Non-income producing.
                       See Notes to Financial Statements.

                         AMERICAN GAS INDEX FUND, INC.
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 1998

INVESTMENT INCOME
  Dividends......................................................  $ 7,715,972
  Interest.......................................................      350,483
                                                                   -----------
    Total Investment Income......................................    8,066,455
                                                                   -----------
EXPENSES
  Investment Advisory Fee (Note 2)...............................      877,926
  Accounting and Administrative Service Fee (Note 2).............      768,186
  Administrative Fee (Note 2)....................................      219,482
                                                                   -----------
    Total Expenses...............................................    1,865,594
                                                                   -----------
NET INVESTMENT INCOME............................................    6,200,861
                                                                   -----------
Net Realized Gain on Investment Transactions.....................   10,027,070
Change in Net Unrealized Appreciation/Depreciation of
  Investments....................................................   40,256,921
                                                                   -----------
NET GAIN ON INVESTMENTS..........................................   50,283,991
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............  $56,484,852
                                                                   -----------
                                                                   -----------

                       See Notes to Financial Statements.

                         AMERICAN GAS INDEX FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                         FOR THE YEARS ENDED MARCH 31,

                                                        1998            1997
                                                    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income...........................  $  6,200,861    $  6,618,283
  Net Realized Gain on Investment Transactions....    10,027,070       8,513,880
  Change in Net Unrealized
    Appreciation/Depreciation of Investments......    40,256,921      15,598,586
                                                    -------------   -------------
    Net Increase in Net Assets Resulting from
      Operations..................................    56,484,852      30,730,749
                                                    -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income......................    (6,222,067)     (6,785,371)
  From Net Realized Gain on Investments...........    (1,570,262)             --
                                                    -------------   -------------
    Total Distributions to Shareholders...........    (7,792,329)     (6,785,371)
                                                    -------------   -------------
SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares...............    47,979,895      45,036,144
  Reinvestment of Distributions...................     6,937,426       5,996,997
  Cost of Shares Redeemed.........................   (72,300,100)    (65,920,201)
                                                    -------------   -------------
    Net Decrease in Net Assets Resulting from
      Share Transactions..........................   (17,382,779)    (14,887,060)
                                                    -------------   -------------

   TOTAL INCREASE IN NET ASSETS...................    31,309,744       9,058,318

NET ASSETS -- Beginning of Year...................   213,057,976     203,999,658
                                                    -------------   -------------
NET ASSETS -- End of Year.........................  $244,367,720    $213,057,976
                                                    -------------   -------------
                                                    -------------   -------------

SHARES
  Sold............................................     2,842,334       3,081,033
  Issued in Reinvestment of Distributions.........       402,257         414,751
  Redeemed........................................    (4,449,482)     (4,534,204)
                                                    -------------   -------------
    Net Decrease in Shares........................    (1,204,891)     (1,038,420)
                                                    -------------   -------------
                                                    -------------   -------------

                       See Notes to Financial Statements.

                         AMERICAN GAS INDEX FUND, INC.

                              FINANCIAL HIGHLIGHTS

                                                                                   FOR THE YEARS ENDED MARCH 31,
                                                                        ----------------------------------------------------
                                                                           1998         1997      1996      1995      1994
                                                                        -----------   --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value -- Beginning of Year................................  $     14.84   $  13.25  $  11.13  $  11.08  $  12.17
                                                                        -----------   --------  --------  --------  --------
  Income from Investment Operations:
    Net Investment Income.............................................         0.47       0.45      0.45      0.44      0.41
    Net Realized and Unrealized Gain (Loss) on Investments............         3.87       1.60      2.13      0.05     (1.03)
                                                                        -----------   --------  --------  --------  --------
      Total from Investment Operations................................         4.34       2.05      2.58      0.49     (0.62)
                                                                        -----------   --------  --------  --------  --------
  Distributions to Shareholders:
    From Net Investment Income........................................        (0.47)     (0.46)    (0.46)    (0.44)    (0.41)
    From Net Realized Capital Gain....................................        (0.12)        --        --        --     (0.06)
                                                                        -----------   --------  --------  --------  --------
      Total Distributions.............................................        (0.59)     (0.46)    (0.46)    (0.44)    (0.47)
                                                                        -----------   --------  --------  --------  --------
  Net Increase (Decrease) in Net Asset Value..........................         3.75       1.59      2.12      0.05     (1.09)
                                                                        -----------   --------  --------  --------  --------
  Net Asset Value -- End of Year......................................  $     18.59   $  14.84  $  13.25  $  11.13  $  11.08
                                                                        -----------   --------  --------  --------  --------
                                                                        -----------   --------  --------  --------  --------

TOTAL INVESTMENT RETURN...............................................        29.62%     15.60%    23.46%     4.72%    (5.37)%

RATIOS TO AVERAGE NET ASSETS
  Expenses............................................................         0.85%      0.85%     0.85%     0.85%     0.84%
  Net Investment Income...............................................         2.83%      3.06%     3.71%     4.04%     3.33%

SUPPLEMENTARY DATA
  Portfolio Turnover Rate.............................................         12.9%       8.2%     10.0%      8.5%     11.4%
  Net Assets at End of Year (000's omitted)...........................  $   244,368   $213,058  $204,000  $188,544  $209,036
  Number of Shares Outstanding at End of Year (000's omitted).........       13,148     14,353    15,391    16,941    18,858
  Average Commission Rate Paid(A).....................................  $    0.0422   $ 0.0439        --        --        --

------------------------------

(A) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

                       See Notes to Financial Statements.

                         AMERICAN GAS INDEX FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1998

1.  SIGNIFICANT ACCOUNTING POLICIES

American Gas Index Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund is authorized to issue 1,000,000,000 shares of $0.001 par value capital stock. The Fund invests primarily in the common stock of natural gas distribution and transmission companies. Since the Fund has a specialized focus, it carries more risk than a fund that invests more generally. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows.

       (a) Securities listed on stock exchanges are valued at the last sales price of the applicable exchange. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith.

       (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

       (c) Net investment income is computed, and dividends are declared quarterly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

       (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Associates (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.40% of the average daily net assets of the Fund. Certain Officers and Directors of the Fund are affiliated with Money Management Associates.

Rushmore Trust and Savings, FSB ("Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and other shareholder services to the Fund. In addition, the

Trust serves as custodian of the Fund's assets and pays the operating expenses of the Fund. For these services the Trust receives an annual fee of 0.35% of the average daily net assets of the Fund.

The American Gas Association (A.G.A.) serves as administrator for the Fund. As administrator, A.G.A. calculates and maintains the Index and provides the Fund with information concerning the natural gas industry. For these services, the Fund pays a fee at an annual rate of 0.10% of the average daily net assets of the Fund.

3.  SECURITIES TRANSACTIONS

For the year ended March 31, 1998, purchases of securities were $27,651,058, and sales of securities were $62,263,017. These totals exclude short-term securities.

4.  NET UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS

As of March 31, 1998, net unrealized appreciation of investments for Federal income tax purposes was $103,132,484 of which $103,436,893 related to appreciated investments and $304,409 related to depreciated investments. At March 31, 1998, the cost of the Fund's securities for Federal income tax purposes was $140,386,617.

5.  NET ASSETS

At March 31, 1998 net assets consisted of the following:

Paid-in-Capital..........................................................  $136,753,894
Net Unrealized Appreciation of Investments...............................   104,426,467
Accumulated Realized Gain on Investments.................................     3,154,298
Undistributed Net Investment Income......................................        33,061
                                                                           -------------
NET ASSETS...............................................................  $244,367,720
                                                                           -------------
                                                                           -------------

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
 of American Gas Index Fund, Inc.:

We have audited the statement of net assets of American Gas Index Fund, Inc. (the Fund) as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Gas Index Fund, Inc. at March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

        [SIGNATURE]

Princeton, New Jersey

May 1, 1998

                                                     [LOGO]

                                                      Annual Report
                                                      March 31, 1998